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                                                                      EXHIBIT 10

                             STOCK OPTION AGREEMENT

         This STOCK OPTION AGREEMENT (this "Agreement"), made as of <<HIRE>>, by and between SUMmedia.com Inc. (the "Company"), a Colorado corporation, and
<<NAME>> ("Employee").

         WHEREAS, the Company, pursuant to its 1999 Stock Option Plan (the "Plan"), wishes to grant this stock option to Employee.

         WHEREAS, this option is intended to be a non-qualified stock option for purposes of Section 83 of the United States Internal Revenue Code of 1986, as amended (the "Code").

         WHEREAS, this stock option is subject to the terms and conditions of the Plan, as interpreted in the sole and absolute discretion of the Company's Compensation Committee.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Employee, on the date set forth above, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of <<OPTIONS>> shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at the price of
<<PRICE>> per share on the terms and conditions set forth herein. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Vesting of Options. Options shall vest with the following terms:

                  (1) twenty-four percent (24%) of the Options will vest upon completion of probation period;

                  (2) forty percent (40%) of the Options will vest on the first anniversary date of this Agreement;

                  (3) three percent (3%) of Options will vest on the last business day of each month thereafter during each of the following twelve (12) months; and

                  (4) the Option to exercise shall fully vest after two (2) years.

If the Employee's death or termination of employment with the Company occurs prior to an anniversary date, the vested portion of the Option shall be determined by reference to the vested percentage of the Employee earned as of the preceding anniversary date.

         3. Exercise of Option.

                  (a) Subject to the provisions of Section 6 of this Agreement, any Option or portion of any Option granted pursuant to this Agreement which has become


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vested in accordance with Section 2 of this Agreement may be exercised by the
Employee at any time prior to the termination of the Option pursuant to Section 4 of this Agreement.

                  (b) The Options granted to the Employee hereunder and any Common Stock purchased by the Employee upon exercise of the Option are subject to a hold period under British Columbia securities law and cannot be traded by the Employee unless the trade is made pursuant to an available exemption under British Columbia securities law from the prospectus and registration requirements of the Securities Act (British Columbia), a prospectus is firstly filed with the British Columbia Securities Commission and a receipt therefor is obtained or a discretionary order exempting the trade from the prospectus and registration requirements of the Securities Act (British Columbia) is obtained from the British Columbia Securities Commission prior to the trade. The Company hereby notifies the Employee that the Employee must file a report with the British Columbia Securities Commission in the form attached hereto as Schedule A (the "Initial Trade Report") within ten (10) days of the initial trade of the Options or the Common Stock, as the case may be, by the Employee. Where the Employee has filed an Initial Trade Report with respect to the Options or Common Stock, the Employee is not required to file a further report in respect of additional trades of Options or Common Stock, as the case may be, acquired under this Agreement. The notification to the employee in this Section 3(b) constitutes the notice in writing requirement of the Company pursuant to BOR #95/17 of the British Columbia Securities Commission.

         4. Termination of Option. This Option shall in all events terminate ten
(10) years after the date of grant.

         5. Nontransferability of Options. This Option shall not be transferable, except that Employee may, by will, transfer a vested Option to the Employee's beneficiary or to the Employee's estate upon the death of the Employee. This Option shall be exercisable during the Employee's lifetime only by the Employee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option (other than a transfer specifically permitted by the first sentence of this Section 5), or upon the levy of any attachment or similar process upon an Option, such Option shall immediately terminate.

         6. Effect of Termination of Employment.

                  (a) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than Employee's serious misconduct or Employee's death or disability (as such term is defined in Section 6(c) hereof), Employee shall have the right to exercise the Option at any time within one (1) month after such termination of employment to the extent of the full number of shares vested under the Option as of the date of termination, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.



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                  (b) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, by reason of Employee's serious misconduct during the course of employment, including but not limited to wrongful appropriation of the Company's funds, the Option shall be terminated as of the date of the misconduct.

                  (c) If Employee shall die while in the employ of the Company or a subsidiary, if any, or within one (1) month after termination of employment for any reason other than serious misconduct or if employment is terminated because Employee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company or a subsidiary, if any, and Employee shall not have fully exercised the Option, such Option may be exercised at any time within twelve (12) months after Employee's death or date of termination of employment for disability by Employee, personal representatives or administrators, or guardians of Employee, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Employee was entitled to purchase under the Option on the date of death, termination of employment, if earlier, or date of termination for such disability and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

                  (d) The Employee acknowledges and agrees that in the event of termination of the Employee's employment for any reason he/she will not be entitled to any claim against the Company for loss, damages or any other remedy with respect to the Employee's loss of any right to exercise stock options which would have vested and become exercisable at any time after the Employee's termination date. The provisions of this Section 6(d) shall however not interfere with any right of the Employee to exercise (strictly within the grace periods specified in this Section 6) any options to the extent (and only to the extent) that such options were exercisable by the Employee on the termination date.

         7. Manner of Exercise.

                  (a) The Option can be exercised only by Employee or other proper party by delivering within the Option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment in full of the Option price for all shares designated in the notice.

                  (b) Employee may pay the Option price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company (i) by delivering to the Company for cancellation Common Stock of the Company with a fair market value as of the date of exercise equal to the Option price or the portion thereof being paid by tendering such shares, (ii) by delivering to the Company a combination of cash and Common Stock of the Company with an aggregate fair market value and a principal amount equal to the Option price or (iii) by authorizing the Company to retain from the total number of shares as to which the Option is exercised that number of shares



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having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised.

                  (c) For purposes of Section 7(b), fair market value of the Common Stock of the Company as of a particular date (the "Determination Date") shall mean: (i) if the Company's Common Stock is traded on an exchange or is quoted on Nasdaq, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and (ii) if the Company's Common Stock is not traded on an exchange or on Nasdaq but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

         8. Miscellaneous.

                  (a) This Option is issued pursuant to the Company's 1999 Stock Option Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

                  (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to Employee upon exercise of this Option.

                  (c) The exercise of all or any parts of this Option shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

                  (d) If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the Option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding Option shall be made by the Company in its sole discretion, in order to prevent dilution or enlargement of Option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding Option.

                  (e) The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

                  (f) The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.



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                  (g) If Employee shall dispose of any of the Common Stock of the Company acquired by Employee pursuant to the exercise of the Option within two (2) years from the date this Option was granted or within one (1) year after the transfer of any such shares to Employee upon exercise of this Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the Common Stock of the Company within the time periods described above and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

                  (h) Employee agrees to disclose neither the contents nor any of the terms and conditions of this Option to any other person, and agrees that such disclosure may result in both immediate termination of this Option without the right to exercise any part thereof and termination of employment with the Company.

                  (i) Employee acknowledges that this Agreement is issued subject to the terms and conditions of the Plan. In the event any term or condition hereof conflicts with the Plan, the Plan shall control. Interpretation of any term or provision of this Agreement shall be at the sole discretion of the Compensation Committee, in accordance with the Plan.

                  (j) The Employee acknowledges that the Company has advised the Employee to obtain independent legal and tax advice prior to entering into this Agreement, and prior to the resale of any Options or Common Stock acquired hereunder.

                  (k) All references to the Code in this Agreement are to the United States Internal Revenue Code of 1986, as amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                       SUMMEDIA.COM INC.


                                      By:
                                         --------------------------------------
                                         David R. Lewis, Chief Financial Officer


                                      ------------------------------------------
                                      <<NAME>>



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                                  SCHEDULE "A"

                              Initial Trade Report

                                 Securities Act


1.       Name and address of seller

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

2. Name and address of the issuer whose securities were traded by the seller

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

3. Name and address of the party from whom the seller acquired the securities

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

4.       Description of securities sold

         (a)      Number and description of securities
                                                       ------------------------

                  -------------------------------------------------------------

         (b)      Date of acquisition of securities by the seller
                                                                  -------------

                  -------------------------------------------------------------

         (c)      Exemption under which securities were acquired by the seller

                  -------------------------------------------------------------

         (d)      Exemption under which securities were traded by the seller

                  -------------------------------------------------------------

         (e)      Date of sale of securities
                                             ----------------------------------

                  -------------------------------------------------------------

         (f)      Sale price
                             --------------------------------------------------

                  -------------------------------------------------------------



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5.       Certificate of seller

         The undersigned seller hereby certifies that the information given in this report relating to the seller is true and that, to the best of the seller's information and belief,

         (a) the information given in this report relating to any other party is true,

         (b) no unusual effort has been made to prepare the market or create a demand for the securities, and

         (c) no extraordinary commission or other consideration has been paid in respect of the trade which this report relates.

DATED at ___________ this _________ day of __________ 19___


Signature of the seller or, if the seller is a company, signature of authorized signatory

-------------------------------------------

Name of the seller or, if the seller is a company, name and office of authorized signatory

-------------------------------------------


Instructions:

1. If the space provided for any answer is insufficient, additional sheets may be used. Each sheet must be cross-referenced to the relevant item, properly identified and signed by the person whose signature appears on the report.

2. File this report with the required fee and completed Fee Checklist. In order to determine the fee payable, consult section 22 of the Securities Regulation, B.C. Reg. 478/95. Cheques should be made payable to the "British Columbia Securities Commission". IT IS AN OFFENCE FOR A PERSON TO MAKE A STATEMENT IN A DOCUMENT REQUIRED TO BE FILED OR FURNISHED UNDER THE SECURITIES ACT THAT, AT THE TIME AND IN LIGHT OF CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION